Voruciclib: An Oral CDK9 Inhibitor for AML and Other Malignancies July 2024

Forward Looking Statements Certain information contained in this communication that are not historical in nature are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 including, without limitation, statements regarding: the potential, safety, efficacy, and regulatory and clinical progress of our product candidates, including the anticipated timing for initiation of clinical trials and release of clinical trial data and our expectations surrounding potential regulatory submissions, approvals and timing thereof, our business strategy and plans and the sufficiency of our cash, cash equivalents and short-term investments to fund our operations. You should be aware that our actual results could differ materially from those contained in the forward-looking statements, which are based on management's current expectations and are subject to a number of risks and uncertainties, including, but not limited to, risk relating to our ability to successfully commercialize our product candidates; the availability or appropriateness of utilizing the FDA’s accelerated approval pathway for our product candidates; final data from our pre-clinical studies and completed clinical trials potentially differing materially from reported interim data from ongoing studies and trials; costs and delays in the development and/ or FDA approval, or the failure to obtain such approval, of our product candidates; uncertainties or differences in interpretation in clinical trial results; uncertainty regarding the impact of rising inflation and the increase in interest rates as a result; potential economic downturn; activist investors; our inability to maintain or enter into, and the risks resulting from, our dependence upon collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products; competitive factors; our inability to protect our patents or proprietary rights and obtain necessary rights to third party patents and intellectual property to operate our business; our inability to operate our business without infringing the patents and proprietary rights of others; general economic conditions; the failure of any products to gain market acceptance; our inability to obtain any additional required financing; technological changes; government regulation; changes in industry practice; and one-time events. We do not intend to update any of these factors or to publicly announce the results of any revisions to these forward-looking statements. Under U.S. law, a new drug cannot be marketed until it has been investigated in clinical studies and approved by the FDA as being safe and effective for the intended use.

Voruciclib Presents a Strong Value Proposition as the Only Oral CDK9 Inhibitor in Clinical Development in Combination with Venetoclax in AML Estimated R&D costs Stage 1a: ~$1.2M 16 patients Evaluate 200 mg only Readout December 2024 Stage 1b: ~$1.1M 16 patients Evaluate 250 mg Readout March 2025 Stage 2: ~$2.4M 24 patients Dose 200 or 250 mg Readout December 2025 TOTAL: ~ $4.7M to complete Phase 1 and Phase 2 studies with ~56 patients by YE2025 Investment rationale Opportunity to continue ongoing Phase 1 study (16-32 patients) to value inflection point by YE2024 and Phase 2 study (24 patients) in CY2025 for modest investment Initial focus on R/R AML Significant medical need in large number of patients Mutation agnostic therapy with potential to address >50% of AML patients Clear and efficient path to marketing approval Voruciclib plus venetoclax Durable responses observed in patients with R/R AML after venetoclax failure On target effect observed on Mcl-1 and RNA Pol II Life cycle management Market and scientific rationale to move to 1L AML Utility where venetoclax is approved/used in other hematologic indications Potential to address several solid tumors associated with MYC overexpression

Program Overview: Voruciclib and Venetoclax Combination in R/R AML Patients July 2024

Limited Treatment Options and Poor Outcomes for AML Patients Post Venetoclax Exposure Maiti, A., et. al., Haematologica 2021: 106(3. Maiti, A., et. al.,  Blood 2023: 142 (Supplement 1): 4289. Zainaldin, C., et. al., Leuk Lymphoma 2022: 63(13):3245-3248. Daver, N., Blood (2022) 140 (Supplement 1): 141–144: 5 * Includes: intensive chemo based, non-intensive chemo based, single agent targeted therapy, immunotherapy, Allo-SCT Various Regimens* Venetoclax +decitabine/ cedazuridine IC, targeted therapy, clinical trial Ven+AZA +Magro Response rate ≥20% with Voruciclib + Venetoclax would represent significant improvement over current SOC CR+CRh/CRi rates of 6-12.5% with non-mutation targeted therapies1

Majority of R/R AML Patients Do Not Have Actionable Mutations and Need New Treatment Options

Despite the significant progress made against targetable mutations in AML…

50-55% of AML Patients Do Not Have Actionable Mutations[1,2]

In comparison, approximately 30%, 30% and 20% of AML patients have NPM1, FLT3 and IDH1/2 mutations, respectively[1].

Co-mutations in AML

Significant overlap across mutation sub-populations[1]


No actionable driver mutations: 50-55%
Actionable driver mutations: 45-50%
NPM1
FLT3-ITD/FLT-3
IDH1/IDH2

In one study, approximately 80% of patients with an NPM1 mutation had a co-mutation in either FLT3, IDH1/2 or both[2]

Diagram is for illustrative purposes.

MEI Pharma

1. Miyamoto, K., et. al., Int J Mol Sci. 2020;21(14):5114. 2. Malani, D., Cancer Discov. 2022;12(2):388-401

6

Large Addressable R/R AML Population for Mutation Agnostic Therapy

~7,500 Addressable Patient Population for Mutation Agnostic Therapy in Patients with R/R AML



~9,000 Treatable 2L Patients
≥50% w/ No Actionable Mutation (4,500 pts)
~7,500 Addressable R/R Patients
Addressable population in R/R AML will continue to grow as targeted agents shift to 1L with combination regimens
~50% receive chemotherapy or mutation targeted therapy in 2L
~3,000 Treatable 3L Patients

Sources: Clarivate November 2023

MEIPharma

7

161 patients enrolled to date in 4 Phase 1 studies 65 pts with AML: 21 single agent and 44 in combination with venetoclax (VORU+VEN) 19 pts with B-cell malignancies 77 pts with solid tumors Current focus on R/R AML, with substantial clinical, PK and PD datasets CRi/MLFS observed in patients with disease progression after venetoclax Target dose of 150-250 mg/day for phase 2 based on clinical responses and PK/PD data Decrease in Mcl-1 and RNA Poll IISer2 phosphorylation observed in patient samples Potential completion of VORU+VEN dose/schedule optimization using 21 days/cycle in H2-2024 Ready for phase 2 stage in H1-2025 Voruciclib: An Oral CDK9 Inhibitor with Clinical Activity in R/R AML and On-Target Biologic Effect

Decrease in Mcl-1 Protein with VORU+VEN Demonstrates On-Target Biological Activity

Greater Decrease in Mcl-1 in Responders[1]



Relative Mcl-1 Protein by Response
**
*
Mcl-1 Protein (relative to D1 0h)
250
200
150
100
50
0
D1 0h
D1 6h
D3 0h
D3 6h
D14 0h
D14 6h
PD (N=15)
SD ≥3 mo (N=6)
MLFS/CRi/CRh (N=3)

*p ≤ 0.05; **p ≤ 0.01

Mcl-1 Increases After Venetoclax then Decreases with Voruciclib[1]



Relative Mcl-1 Protein Abundance By Dose
Mcl-1 Protein (mean relative to Day 3)
150
100
50
0
Day 1
pre VEN
Day 3
pre VOR
Day 14
VOR
steady state
Cohort 14 (100 mg)
Cohort 15 (150 mg)
Cohort 16 (200 mg)
Cohort 17 (250 mg)

Mcl-1 increases after venetoclax dosing (D1 0h – D3 0h) and decreases after 1st voruciclib dosing (D3 6h), continuing after 12 daily doses (D14 0h)

Consistent Decreases in Mcl-1 Across Dose Levels



Mean Mcl-1 Changes
Mcl-1 Protein (% change from D3 0 hr)
150
100
50
0
D3 0hr
D3 6hr
D14 0hr
D14 6hr
Voruciclib dose
50 mg qod
100 mg
150 mg
200 mg
250 mg
300 mg

1. Mcl-1 protein expressed as mean fluorescence normalized to D1 0h or D3 0h

MEIPharma
MEI Data on file
9

Mcl-1 protein expression and phosphorylation of RNA Pol IISer2 values decreased from before first voruciclib dose to day 14 at the end of voruciclib dosing On-Target Decreases in Mcl-1 and Phosphorylation of RNA Pol IIser2 Across Doses 10 MEI Data on file

Patients with Clinical Responses Have Strongest Decreases in RNA Pol IISer2 Phosphorylation Following VORU+VEN at 100-300 mg Clinical responders (MLFS/CRh/Cri) showed significant decreases in RNA Pol II phospho-Ser2 on Day 14 compared to pre VORU dosing on Day 3 Data normalized to each patient’s C1D1 pre dose **p ≤ 0.01 MEI Data on file 11

Anti-Leukemic Activity Observed After Venetoclax Failure 12 ~50% of Patients with Pre/Post Bone Marrow Biopsy Had a Decrease in Blast Counts 3 patients achieved a response 2 had a CRi 1 underwent HSCT transplant 1 had a CRi for 6 months then progressed 1 had a MLFS, ongoing at 9+ months 7 patients had stable disease ≥3 months 13 patients had stable disease <3 months Best Change in Bone Marrow Blast Count MEI Data on file 31% (10/32) of Patients Administered VORU at 100-300 mg for 14 days/cycle + VEN had Disease Control

18/24 pts (75%) had decreased peripheral blasts on Day 14 of Cycle 1, at the end of voruciclib and venetoclax combination dosing 8/18 pts (44%) had peripheral blasts rebound between Day 14 and 28, when voruciclib was stopped and patient received venetoclax alone Importance of Evaluating Voruciclib on Days 1 to 21 of 28-Day Cycle in Combination with Venetoclax to Extend Voruciclib Exposure and Prevent Blast Rebound on Venetoclax Alone 13 MEI Data on file Peripheral Blast Counts Decrease on VORU+VEN & Rebound on VEN Alone in Days 15-28 Voruciclib Dosing Venetoclax Dosing Increasing duration of VORU exposure may prevent blast rebound and enhance efficacy

MTD not reached on 14 days/cycle schedule evaluated to date Dose escalation stopped at 300 mg because plasma concentrations achieved exceed concentrations shown to be effective in nonclinical models Target dose for PD effect projected to be 150-250 mg No DLTs observed at doses evaluated No discontinuations due to drug-related toxicities Voruciclib Plus Venetoclax is Well-Tolerated in Heavily Pre-Treated Patients with R/R AML MEI Data on file

2024 Jan Feb Mar Apr 2025 Remaining Cohorts (16-32 Patients) to Be Evaluated in the Dose Optimization Stage in H2-2024 Assumes Reactivation of Enrollment in September 2024 150 mg N=3 250 mg N=4-6 200 mg N=4-6 15 250 mg-EXP N=12 May June Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr 200 mg-EXP N=12 41 pts on IS2w,2w IS2w,2w IS3w,1w 250 mg group optional determined by 200 mg data Intermittent schedule dosing voruciclib 2 weeks per 4-week cycle (IS2w,2w) Intermittent schedule dosing voruciclib 3 weeks per 4-week cycle (IS3w,1w) 2-month ORR (200 mg) 2-month ORR (250 mg) Strategic enrollment pause Potential enrollment reactivation Potential to conduct Ph 2 stage at RP2D in CY2025 (n = 24)

2024 2025 2022 Oct Nov Dec Jan Feb Mar Apr Sep Oct Nov Dec May Jun Jul Aug Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2026 Jan Feb Mar Apr Jun May Timeline for Stage 2 at RP2D with 24 Patients Enrolled Topline Results in Q4-2025 Voruciclib IS3w,1w (200 and 250 mg) plus venetoclax (N = 32 pts) 1 mo ORR 16 FPI 2 mo ORR 6 mo ORR/DOR LPI FDA Mtg Ph 2 stage at RP2D on IS3w,1w (N = 24) Type D meeting to gain FDA’s agreement on protocol amendment to evaluate 24 patients at RP2D Type D Mtg request

Phase 3 Ready Package for Voruciclib + Venetoclax in R/R AML in 2026

- Phase 1/2 study enrolling up to 120 patients with R/R AML
  - 100 patients in combination with venetoclax, with ~40 patients at RP2D
- Extensive PK data on > 150 patients
- Pharmacodynamics data for Mcl-1 and RNA Pol

- Pharmacology studies
  - Food effect study
  - Nonclinical pharmacology studies
    - In vitro CYP and transporters
    - Protein binding in human liver microsomes
- 3-month toxicology studies in dogs and rats
- Ph 3 ready API/drug product, including process development, DOE, & analytical method development


2024
2025
2026
Voruciclib + Venetoclax Phase 1/2 Trial in R/R AML
P1
Dose Escalation & Expansion
P2
Expansion Cohort at RP2D
P3
Potential Phase 3 Ready Package
• Up to 120 pts total, ~40 pts at RP2D
• Clin pharm & tox studies
• Ph 3 formulation/Ph 3 GMP lot

MEIPharma
17

Phase 3 study design Randomized placebo-controlled vs SOC (HMA, LDAC, Venetoclax alone R/R AML, not to exceed 3 prior lines of therapy, exclude TP53 mutations Overall survival as primary endpoint for full approval Possible accelerated approval based on CR+CRh rate Sample size = 300 pts for survival HR ~0.6 (8.3 months vs 5 months) Enrollment ~24 months Other studies for NDA package TQT study ADME study DDI study Food effect study (if change in commercial formulation) Hepatic impairment study (TBD) Registration Strategy in R/R AML

MEI Pharma has acquired exclusive worldwide rights to develop, manufacture and commercialize voruciclib from Presage Biosciences, Inc. 14 issued patents, 2 allowed and 7 pending U.S. non-provisional patent applications with the USPTO covering the composition of matter, pharmaceutical compositions, and methods of use to treat cancer for voruciclib Pending U.S. patent application covering composition of matter for voruciclib polymorph has a projected expiration date in 2040, if issued, which may be potentially extended by about one year of patent term adjustment (PTA) to 2041 due to patent office prosecution delays, and up to five years of patent term extension (PTE) to 2046 due to regulatory delays Allowance of patent application in Japan covering composition of matter for voruciclib polymorph is expected upon minor formalities being addressed. There are over 90 allowed or issued foreign patents, 3 pending U.S. provisional patent applications, and approximately 60 pending foreign patent applications for voruciclib, related compounds, and related methods of use Acute Myeloid Leukemia is also an orphan designation with the FDA, which qualifies for a potential seven years of market exclusivity upon regulatory approval in the U.S Intellectual Property & Market Exclusivity

Voruciclib Mechanism of Action and Nonclinical Studies

Voruciclib Modulates 2 Important CDK9 Interactions for MCL1 and MYC

- Transcription of short-lived mRNAs by RNA polymerase II is regulated by promoter proximal pausing
- CDK9 activates RNA polymerase II, which is important for the transcription of MCL1 and MYC that support proliferation and survival of malignant cells
- Voruciclib inhibits CDK9-mediated RNA Pol II phosphorylation, blocking gene transcription elongation and mRNA maturation leading to decreased Mcl-1 and Myc proteins


Cytosol
Nucleus
P-TEFb
CDK 9
BRD4
Cyc T
Voruciclib
P
P
P
Transcription of
MCL1 & *MYC*
DSIF
Pol II
DNA
RNA
NELF
P

P-TEFb regulation of promoter proximal pausing and transcription of short-lived mRNA

MEIPharma

Dey, et al. Sci Reports (2017) 7(1):8007. Li, et al. Transcription (2018) 9(2):88. Luedtke, et al. Signal Transduct Ther (2020) 5(1):17. Dollinger, et al. J Mol Biol (2021) 433(14):1666897. Wiley, et al. Cancer Research (2021) 81(13 supp):1962

21

MCL1 and MYC Proteins are Important for Cell Proliferation and Survival

MCL1 is an anti-apoptotic BCL2 family member



BAK & BAX oligomers
Cytochrome C release
Caspase activation
Apoptosis
MCL1
BH3
BH3 only pro-apoptotic proteins (e.g. Noxa, Puma, Bim, tBid)
BAK
MCL1
Bcl2
BH3
mitochondria

- Prevents cell death and contributes to cancer cell survival
- MCL1 amplification or increased expression in AML, MM, HCC, prostate, and SCLC.

MYC is an oncogenic transcription factor



MAX
MYC
DNA
Transcription of genes regulating proliferation, growth, metabolism, miRNAs, recruitment of P-TEFb to promoters.

- Contributes to cancer cell survival
- MYC amplification or increased expression in 70% of cancers

CDK 9 regulates expression of MCL1 and MYC genes

MEIPharma

Dey, et al. Sci Reports (2017) 7(1):8007. Li, et al. Transcription (2018) 9(2):88. Luedtke, et al. Signal Transduct Ther (2020) 5(1):17. Dollinger, et al. J Mol Biol (2021) 433(14):1666897. Wiley, et al. Cancer Research (2021) 81(13 supp):1962. Huska, et al, Methods in Mol Biol (2019).

22

High Mcl-1 Levels Associated With Poor Prognosis and Resistance to Venetoclax in AML

- High levels of Mcl-1 found consistently high in nearly all bone marrow samples in newly diagnosed and relapsed AML[1]
- High level of Mcl-1 associated with poor outcome in AML[2]
  - Provide survival advantage and sustained growth of the disease
  - Lead to chemotherapy resistance
- Mcl-1 protein has a short half-life (~0.5 hr) which makes it dependent on continuous gene transcription
- Mcl-1 upregulation is an established venetoclax resistance mechanism[3]
  - Venetoclax inhibits BCL2 but can lead to stabilization of Mcl-1

MEIPharma

1. Glaser et al, Gene Dev 2012;26(2):120-125
2. Li et al, Onco Target Ther 2019;12:3295-3304
3. Carter et al, Haematologica 2022;107(1):58-76.

23

Voruciclib Is a Selective and Potent Oral CDK9 Inhibitor Dey, et al. Sci Reports (2017) 7(1):8007. Luedtke, et al. Signal Transduct Ther (2020) 5(1):17. Wiley, et al. Cancer Research (2021) 81(13 supp):1962 24 Orally administered Patient convenience Half-life of 26-32 hours allows once a day dosing Potent Biochemical IC50 0.63 nM IC50 from 0.2 to 1.7 μM in various cell lines Preferential distribution to tissues vs plasma >10-fold higher tissue accumulation Selective Higher specificity and longer residence time on CDK9 Greater selectivity against CDKs vs other kinases CDK / Cyclin Ki (nM) Residence Time CDK9 / T2 0.63 105 CDK9 / T1 1.68 151 CDK6 / D1 2.92 3.5 CDK4 / D1 3.96 4.8 CDK1 / A2 9.10 55 CDK2 / A2 55.1 19 Selectivity to CDK9 vs other kinases

Preclinical Studies Demonstrate Voruciclib Suppresses Mcl-1 and Synergizes with Venetoclax in AML Murine Xenograft Model Luedtke, et al. Signal Transduct Ther (2020) Extends Survival in MV4-11 Tumor Suppresses Mcl-1 and MYC Protein Levels Increases Apoptosis VOR (nM) VEN (nM) 0 0 0 12.5 0 25 0 50 500 0 1000 0 2000 0 1000 12.5 1000 25 2000 12.5 2000 25 VEN VOR VOR + VEN 25 CTRL VEN 12.5 nM VEN + VOR β-actin Mcl-1 CTRL VEN 12.5 nM VEN + VOR β-actin MYC 6 h drug Tx

Voruciclib Results in R/R AML

Completed Single-Agent Dose Escalation/Expansion in R/R AML & B-cell Malignancies (N = 40)

Treatment Well Tolerated with Evidence of Anti-Leukemic Activity

Voruciclib up to 200 mg for days 1-14 in a 28-day Cycle Demonstrated Anti-Leukemic Activity . . .

21 patients with heavily pretreated AML (median = 3 prior lines)

- 1 MLFS (81 yo, 4 prior lines, adverse mutations & cytogenetics)
- 5 of 10 patients at 200 mg had stable disease
- 2 patients had differentiation syndrome demonstrative of biological activity

. . . and Was Well-tolerated

- No dose-limiting toxicity on $IS_{2w,2w}$ dosing
- MTD not reached
- Dose escalation stopped at 200 mg to focus on venetoclax combination
- No drug-related neutropenia
- No Grade 3+ drug related toxicity
- No discontinuation due to drug related toxicity

On-Target Biologic Activity With Effect on Key Biomarkers



RNA Pol II p-S2
Standardized MFI Normalized to day 1 predose
120
110
100
90
80
70
60
50
6h
24h
100 mg
150 mg
200 mg

AML

Decreased RNA Pol II phosphorylation



MCL-1
0.84
0.26
0.31
p-value
Expression Change (Vs. Baseline)
1.5
1.0
0.5
0.0
Baseline
6-hr
Day 8
EOT
Timepoint

CLL

Reduced Mcl-1 mRNA

MEI Pharma

Davids et al, Blood (2023) 142 (Supplement 1): 4286

27

28 MEI Data on file Dosing schedule Voruciclib days 1-14 (day 3-14 in cycle 1) Venetoclax 200 mg on days 1-21 and 400 mg on days 22-28 41 patients enrolled 29 in dose escalation cohorts at 50-300 mg 12 in expansion cohort at 300 mg Clinical activity 2 CRh and 1 MLFS Improved blast counts Well tolerated No DLTs observed MTD not reached No discontinuation due to drug-related adverse events PK does not show drug-drug interaction Decreases in Mcl-1 protein expression and phosphorylation of RNA Pol IIser2 Completed Dose Escalation/Expansion of Voruciclib 2 Weeks/Cycle (IS2w,2w) Plus Venetoclax in R/R AML Showed Evidence of Clinical Activity With a Well Tolerated Regimen

Baseline Characteristics in Dose Escalation/Expansion Cohorts (N = 41) Patients Heavily Pretreated With High Rate of Adverse Cytogenetic and Molecular Features 29   Total (N=41) 2017 ELN Risk Category Favorable Intermediate Adverse 4 (10%) 7 (17%) 30 (73%) Poor Cytogenetics (n = 40) Patients with adverse cytogenetics 20 (50%) Adverse Molecular Mutations (n = 36) TP53 ASLX1 RUNX1 GATA2   10 (28%) 14 (39%) 8 (22%) 4 (11%) Baseline Bone Marrow Blast Median (range) 33% (2-77%) N = 41 Number of prior therapies Median (range) ≥3 prior 2 (1-6) 18 (44%) Prior allogeneic stem cell transplant 8 (20%) Prior venetoclax 1st line ≥2nd line Prior HMAs 39 (95%) 25 (64%) 14 (26%) 39 (95%) Prior anthracyclines 21 (51%) Median age 67 years (range 34-89) 18 patients (44%) had ≥3 prior lines of therapy 39 (95%) previously treated with venetoclax 27 (66%) had Adverse 2017 ELN Risk Category MEI Data on file

Anti-Leukemic Activity Observed After Venetoclax Failure 30 ~50% of Patients with Pre/Post Bone Marrow Biopsy Had a Decrease in Blast Counts 3 patients achieved a response 2 had a CRi 1 underwent HSCT transplant 1 had a CRi for 6 months then progressed 1 had a MLFS, ongoing at 9+ months 7 patients had stable disease ≥3 months 13 patients had stable disease <3 months Best Change in Bone Marrow Blast Count MEI Data on file 31% (10/32) of Patients Administered VORU at 100-300 mg for 14 days/cycle + VEN had Disease Control

AML Type Poor risk AML had low disease control rate (<40%) vs favorable risk AML with higher disease control rate (≥50%) Covariate Analyses From All Cohorts on IS2W,2W (41 Patients) 31 AML Type No. Pts (N=41) CRi/MLFS SD ≥3 mo “Good Outcome” CRi/MLFS/SD “Poor Outcome” PD + SD <3 mo AML with MDS related changes 18 1 6 7 (39%) 11 (61%) AML with RUNX-1 5 0 1 1 (20%) 4 (80%) Pure erythroid leukemia 2 0 0 0 2 (100%) AML without maturation 1 0 0 0 1 (100%) AMML 7 1 3 4 (57%) 3 (43%) AML with maturation 3 1 1 2 (67%) 1 (33%) NPM-1 mutation 2 0 1 1 (50%) 1 (50%) Poor Risk Favorable Risk MEI Data on file

ELN 2017 Risk Group Patients with Adverse risk had low disease control rate (≤10%) vs patients with Intermediate/Favorable risk who had higher disease control rate (≥50%) Covariate Analyses From All Cohorts on IS2W,2W (41 Patients) 32 ELN 2017 Risk Group No. Pts (N=41) CR/MLFS SD ≥3 mo “Good Outcome” CRi/MLFS/SD “Poor Outcome” PD + SD <3 mo Adverse 30 1 2 3 (10%) 27 (90%) Intermediate 7 1 5 6 (86%) 1 (14%) Favorable 4 1 1 2 (50%) 2 (50%) MEI Data on file

Molecular Mutations Patients with adverse risk mutations (RUNX1, TP53, SRSF2) had low disease control rate, particularly for TP53 Patients with ASXL1, considered poor risk in general but reported by Sellas to be associated with better outcome when treated with GFH009, led to 2 CRi with VORU+VEN Covariate Analyses From All Cohorts on IS2W,2W (41 Patients) 33 Molecular Mutation No. Pts (N=36) CR/MLFS SD ≥3 mo “Good Outcome” CRi/MLFS/SD “Poor Outcome” PD + SD <3 mo TP53 10 0 0 0 10 (100%) RUNX-1 8 1 0 1 (12.5%) 7 (87.5%) SRSF2 6 0 2 2 (33%) 4 (67%) ASXL1 14 2 4 6 (43%) 8 (57%) MEI Data on file

Voruciclib Dosed up to 300 mg for 14 Days per Cycle Was Generally Well-Tolerated with No Apparent Dose Response to Adverse Events Reported 34   (50 mg QOD) (N=6) (50 mg QD) (N=3) (100 mg QD) (N=4) (150 mg QD) (N=4) (200 mg QD) (N=4) (250 mg QD) (N=4) (300 mg QD) (N=4) Total (N=29) Nausea 0 0 2 (50.0) 3 (75.0) 2 (50.0) 1 (25.0) 2 (50.0) 10 (34.5) Platelet Count Decreased 0 1 (33.3) 1 (25.0) 3 (75.0) 1 (25.0) 1 (25.0) 1 (25.0) 8 (27.6) Febrile Neutropenia 0 1 (33.3) 2 (50.0) 2 (50.0) 0 1 (25.0) 1 (25.0) 7 (24.1) Anaemia 0 0 2 (50.0) 2 (50.0) 0 1 (25.0) 1 (25.0) 6 (20.7) Hypokalaemia 0 0 2 (50.0) 1 (25.0) 2 (50.0) 1 (25.0) 0 6 (20.7) Cough 2 (33.3) 0 1 (25.0) 1 (25.0) 1 (25.0) 0 0 5 (17.2) Diarrhoea 1 (16.7) 0 1 (25.0) 1 (25.0) 1 (25.0) 1 (25.0) 0 5 (17.2) Dyspnoea 2 (33.3) 0 1 (25.0) 1 (25.0) 0 1 (25.0) 0 5 (17.2) Fatigue 0 0 0 3 (75.0) 1 (25.0) 0 1 (25.0) 5 (17.2) Stomatitis 2 (33.3) 0 1 (25.0) 1 (25.0) 0 0 0 4 (13.8) Vomiting 0 0 1 (25.0) 0 0 2 (50.0) 1 (25.0) 4 (13.8) Anxiety 1 (16.7) 0 2 (50.0) 0 0 0 0 3 (10.3) Corona Virus Infection 1 (16.7) 0 0 1 (25.0) 1 (25.0) 0 0 3 (10.3) Hypotension 1 (16.7) 0 1 (25.0) 1 (25.0) 0 0 0 3 (10.3) Treatment Emergent Adverse Events in ≥10% of Patients MEI Data on file

Decrease in Mcl-1 Protein with VORU+VEN Demonstrates On-Target Biological Activity

Greater Decrease in Mcl-1 in Responders[1]



Relative Mcl-1 Protein by Response
**
*
Mcl-1 Protein (relative to D1 0h)
250
200
150
100
50
0
D1 0h
D1 6h
D3 0h
D3 6h
D14 0h
D14 6h
PD (N=15)
SD ≥3 mo (N=6)
MLFS/CRi/CRh (N=3)

*p ≤ 0.05; **p ≤ 0.01

Mcl-1 Increases After Venetoclax then Decreases with Voruciclib[1]



Relative Mcl-1 Protein Abundance By Dose
Mcl-1 Protein (mean relative to Day 3)
150
100
50
0
Day 1
pre VEN
Day 3
pre VOR
Day 14
VOR
steady state
Cohort 14 (100 mg)
Cohort 15 (150 mg)
Cohort 16 (200 mg)
Cohort 17 (250 mg)

Mcl-1 increases after venetoclax dosing (D1 0h – D3 0h) and decreases after 1st voruciclib dosing (D3 6h), continuing after 12 daily doses (D14 0h)

Consistent Decreases in Mcl-1 Across Dose Levels



Mean Mcl-1 Changes
Mcl-1 Protein (% change from D3 0 hr)
150
100
50
0
D3 0hr
D3 6hr
D14 0hr
D14 6hr
Voruciclib dose
50 mg qod
100 mg
150 mg
200 mg
250 mg
300 mg

1. Mcl-1 protein expressed as mean fluorescence normalized to D1 0h or D3 0h

MEIPharma

MEI Data on file

35

Mcl-1 and phosphorylation of RNA Pol IISer2 mean values decreased from before first voruciclib dose to day 14 on the last day of voruciclib dosing Change not as evident at 300 mg (compensatory pathways?) and 50 mg (dose too low) On-Target Decrease in Mcl-1 and RNA Pol IIser2 Phosphorylation 36 MEI Data on file

Patients with Clinical Responses Have Strongest Decreases in RNA Pol IISer2 Phosphorylation Following VORU+VEN at 100-300 mg Clinical responders (MLFS/CRh/Cri) showed significant decreases in RNA Pol II phospho-Ser2 on Day 14 compared to pre VORU dosing on Day 3 Data normalized to each patient’s C1D1 pre dose **p ≤ 0.01 MEI Data on file 37

Flow cytometry analysis of PBMC samples Changes in fluorescence signal for individual subjects analyzed for acute response (6 hr post-dose on day 3 or day 14 vs pre-dose on same day) or steady state response (day 14 pre-dose compared to day 3 pre-dose) Response defined as ≥20% decrease from baseline values Assessment of Voruciclib PD Responses by Raw Values 100-250 mg Acute or Steady State 50-300 mg Acute or Steady State Mcl-1 71.4% 53.6% p-Ser2 RNA Pol II 35.7% 39.2% % of Patients with Mcl-1 and p-Ser2 RNA Pol II Responses MEI Data on file

Assessment of Voruciclib PD Responses by Raw Values PD Assessment Cohort 12 (50 mg QOD) Cohort 14 (100 mg) Cohort 15 (150 mg) Cohort 16 (200 mg) Cohort 17 (250 mg) Cohort 18 + EXP1 (300 mg) PD day 3 and/or day 14, N 3 4 3 4 3 11 Pts with Mcl-1 decrease (≥ 20%) post VOR (acute or steady state) % (N) 66.7% (2) 75% (3) 66.7% (2) 50% (2) 100% (3) 27.3% (3) Pts with pSer2-RNA Pol II decrease (≥ 20%) post VOR (acute or steady state) % (N) 66.7% (2) 50% (2) 66.7% (2) 25% (1) 0% (0) 36% (4) PD steady state day 14, N 1 3 2 1 2 11 Pts with Mcl-1 decrease (≥ 20%) VOR steady state (day 14 pre- dose compared to day 3 pre-dose) % (N) 100% (1) 100% (3) 50% (1) 100% (1) 100% (2) 9% (1) Pts with pSer2-RNA Pol II decrease (≥ 20%) VOR steady state (day14 pre-dose compared to day 3 pre-dose) % (N) 0% (0) 33% (1) 0% (0) 100% (1) 0% (0) 9% (1) Target Dose Range MEI Data on file

Voruciclib PK Analysis 50-300 mg

Mean (%CV) single dose and multiple dose voruciclib C_{max} and AUC_{24}

	Cohort 12	Cohort 13	Cohort 14	Cohort 15	Cohort 16	Cohort 17	Cohort 18 + EXP1
Voruciclib dose Venetoclax dose	50 mg QOD 200 mg QD	50 mg QD 200 mg QD	100 mg QD 200 mg QD	150 mg QD 200 mg QD	200 mg QD 200 mg QD	250 mg QD 200 mg QD	300 mg QD 200 mg QD
C1D3 (single dose) voruciclib PK parameters							
n	5	2 [A]	3	2 [A]	2 [A]	1 [A]	4
C_{max}, ng/mL	95.1 (22%)	54.5, 40.9	258 (105%)	242, 267	425, 198	1040	662 (64%)
AUC_{24}, ng×h/mL	1301 (16%) [B]	n.c.	2507 (65%)	3590, 4454	4015, 2814	15443	9250 (49%)
C1D13/14 (multiple dose) voruciclib PK parameters							
n	4	2 [A]	4	3	2 [A]	4	13
C_{max}, ng/mL	200 (22%)	245, 124	313 (65%)	468 (29%)	378, 318	1240 (41%)	1267 (37%)
AUC_{24}, ng×h/mL	2488 (29%) [C]	4666, 2036	5767 (69%)	8323 (34%)	8283, 4587	19024 (33%)	21526 (38%)

Note: Multiple dose PK was assessed on C1D13 in Cohort 12 and C1D14 in Cohorts 13 to 18
n.c.: not calculated (insufficient data or PK samples not collected)
[A] Individual values are shown for n<3; [B] n=4; [C] n=3

- Voruciclib multiple dose exposures on C1D14 was generally proportional to the dose in the range 50 mg to 300 mg.
- Voruciclib PK profiles are consistent with historical single agent data; it is inferred that venetoclax does not affect voruciclib PK

MEI Pharma

MEI Data on file

40

Mean (%CV) multiple dose venetoclax Cmax and AUC24 values Voruciclib once daily administration did not have an effect on venetoclax pharmacokinetics. Historical Venetoclax Data (Study M12-175) CLL/SLL NHL 200 mg QD 200 mg QD 7 3 1.44 (39%) 1.11 (27%) 24.28 (44%) 16.26 (28%) Venetoclax PK at 50-250 mg 41   Cohort 12 Cohort 13 Cohort 14 Cohort 15 Cohort 16 Cohort 17 Cohort 18 + EXP1 Venetoclax dose Voruciclib dose 200 mg QD 50 mg QOD 200 mg QD 50 mg QD 200 mg QD 100 mg QD 200 mg QD 150 mg QD 200 mg QD 200 mg QD 200 mg QD 250 mg QD 200 mg QD 300 mg QD   C1D13/14 (multiple dose) venetoclax PK parameters n 3 3 4 3 3 4 14 Cmax, µg/mL 1.77 (36%) 1.49 (72%) 1.40 (127%) 0.95 (59%) 1.2 (13%) 1.27 (22%) 0.96 (62%) AUC24, µg×h/mL 17.04, 22.98 A 38.89, 7.54 A 21.8 (135%) 10.6 (39%) 14.9 (28%) 15.3 (30%) 12.26 (61%) B Note: Multiple dose PK was assessed on C1D13 in Cohort 12 and C1D14 in Cohorts 13 to 18 A Individual values are shown for n<3; B n=13 MEI Data on file

18/24 pts (75%) had decreased blasts on Day 14, at the end of voruciclib and venetoclax combination dosing 8/18 pts (44%) had blasts rebound between Day 14 and 28, when voruciclib was stopped while continuing venetoclax Increasing duration of voruciclib exposure may prevent blast rebound and enhance efficacy Now Evaluating Voruciclib on Days 1 to 21 of 28-Day Cycle in Combination with Venetoclax to Extend Voruciclib Exposure and Prevent Blast Rebound 42 MEI Data on file Peripheral Blast Counts Decrease on Voruciclib + Venetoclax and Rebound on Venetoclax Alone in Days 15-28 Voruciclib Dosing Venetoclax Dosing

43 3 patients enrolled in VORU+VEN group at 150 mg on IS3w,1w No DLTs 1 patient had a 49% reduction in bone marrow blasts Enrollment halted for strategic reasons despite investigator support for evaluation of 3-week schedule Enrollment of dose escalation and expansion cohorts on 3-week schedule can be completed by year-end 2024 if enrollment is reactivated in early September Significant gain in efficiency and lower cost if current protocol is reactivated with the same sites and CRO Estimated R&D cost to complete dose optimization on IS3w,1w Patient Enrollment in VORU IS3w,1w + Venetoclax Cohorts Paused for Strategic Reasons After Completing Enrollment at 150 mg Dose Patients Enrolled Investigators/CRO Consultants Total 16 (at 200 mg) $852,200 $386,000 $1,238,200 16 (at 250 mg) $852,200 $177,000 $1,034,200 32 (at 200 mg and 250 mg) $1,709,400 $563,000 $2,272,400

44 Estimated R&D Cost to Evaluate 200 mg Only

45 Estimated R&D Cost to Evaluate 200 mg and 250 mg

46 Estimated R&D Cost to Evaluate 24 Patients at RP2D in Phase 2

Voruciclib is the Only Oral CDK9 Inhibitor in Clinical Development in Combination with Venetoclax in AML Drug Company Target(s) CDK9 IC50 (nM) ROA Indications (ongoing studies) Stage Voruciclib MEI Pharma CDK 9 0.63 oral AML (+venetoclax) Ph 1 Fadraciclib Cyclacel Pharma CDK 2, 9 26.2 oral AML (single agent), MDS, T and B-cell lymphoma, biliary tract, endometrial, ovarian, breast, HCC, CRC Ph 1/2 BTX-A51 Edgewood Oncology CDK 7,9 CK1-alpha 4 oral AML (+azacytidine), MDS, advanced solid tumors, breast Ph 1 SLS-009 Sellas CDK 9 0.9 IV AML (+venetoclax/+azacytidine), PTCL, DLBCL, CLL, lymphoma Ph 1 KB-0742 Kronos Bio CDK 9 6 oral NHL, DLBCL, refractory solid tumors Ph 2 PRT-2527 Prelude Therapeutics CDK 9 0.98 IV NHL, TCL, advanced solid tumors (completed) Ph 1 Enitociclib Vincerx Pharma CDK 9 3-16 IV MYC-driven advanced cancers: DLBCL, PTCL & solid tumors Ph1

Scientific Rationale for Voruciclib Development in B-cell Malignancies & Solid Tumors

Lymphoid malignancies with MCL1 amplification or increased expression PTCL CLL in combination with venetoclax MCL DLBCL Multiple myeloma Solid tumors with MCL1 amplification or increased expression Prostate cancer Small cell lung cancer (SCLC) Hepatocellular carcinoma (HCC) Life Cycle Opportunities for Voruciclib Cancers with MYC amplification or increased expression (e.g., TNBC, SLCL, HCC, ovarian cancer) PDX tumor models ongoing Cancers with KRAS mutations (NSCLC, CRC) Synergy with KRAS G12C inhibitors observed in cell lines

Voruciclib Shows Single Agent Efficacy and Synergizes with Venetoclax in CLL Cells

Voruciclib induces apoptosis in CLL cells[1]



% apoptosis
100
80
60
40
20
0
* * * * *
0
0.005
0.05
0.25
0.5
1.0
1.5
5.0
Voruciclib µM

Voruciclib + Venetoclax shows synergy in all CLL patient samples tested: independent of treatment status and cytogenetic risk[2]



Ex Vivo Synergy in
CLL Patient Samples
Number of Patients
10
5
0
TN Low Risk
TN High Risk
RR Low Risk
RR High Risk
Strong Synergy
Moderate Synergy
Weak Synergy
Antagonistic

- TN: treatment naïve. RR: Relapsed / refractory
- Low risk=IGHV mutated plus low risk FISH . High risk=IGHV unmutated and/or high-risk FISH(11q-or 17p-)
- CLL cells assayed with human stromal cells.
- Synergy based on Combination Index values: Strong synergy (0-0.3), Moderate synergy (0.31-0.7), Weak synergy (0.71-1.0), Antagonsitic (>1.0)

MEIPharma

[1]Danilov et al, ASH 2016. [2]Lesnick et al. J Clin Oncol. 2020;38(15_suppl):e20009

50

Dey, et al. Scientific Reports, 2017 Dey et al. Blood, 2016. ASH conference poster #4167. Presage Biosciences (Data on file) VOR reduces MCL1 & MYC in DLBCL cell lines Voruciclib induces dose-dependent reduction in MYC and MCL1 proteins in DLBCL cell lines Voruciclib synergizes with venetoclax to induce caspase cleavage after CIVO intra-tumoral injections Voruciclib and venetoclax synergize to reduce tumor growth in DLBCL mouse xenograft models Synergy increases apoptosis in tumors Synergy inhibits tumor growth 51 Voruciclib Synergizes with Venetoclax in DLBCL Nonclinical Models

2 weeks on, 1 week off schedule (N = 29 pts) 75 to 850 mg MTD = 600 mg 41% disease control rate Daily continuously schedule (N = 39 pts) 75 to 500 mg MTD = 350 mg 31% disease control rate Safety data No evidence of myelosuppression Most common AEs involved GI tract Single-Agent Phase 1 Studies in Solid Tumors Demonstrated Reduction in MYC and was Generally Well-tolerated at Expected Therapeutic Doses 10 gene biomarkers evaluated in blood in daily dosing study c-MYC expression decreased in ~60% patients tested (n=25) 52 Gupta et al, ASCO 2012; Hao et al, ASCO 2012; MEI Data on file

CDK9 can influence MYC protein stability in KRAS mutant cancer cells

- Mutations in *KRAS* at G12, G13, and Q61 are oncogenic drivers in many cancers, including lung, colorectal, pancreatic, bone marrow, and endometrial carcinomas.
- *KRAS* mutations are frequently accompanied by stabilization of the MYC oncoprotein through increased *MYC* transcription and decreased protein degradation.
- MYC protein stability is mediated by phosphorylation of MYC on Ser 62 by ERK and CDK9 kinases.



Cell Stimulatory Signals
sotorasib
adagrasib
KRAS
RAF
MEK
ERK1
PI3K
GSK3β
MYC protein
degradation
by proteasome
SCF-Fbw7
Ubiquitin
pT58
MYC
(unstable)
pS62
MYC
(stable)
pS62
pT58
MYC
Pin1
PP2A
MYC
Voruciclib
CDK9
Pin1
Transcriptional
activation of
MYC target genes

MEIPharma

Wiley, SE. et al. AACR, 2021.

53

VOR inhibited proliferation of KRAS mutant cell lines from multiple indications CRC Esophageal Multiple Myeloma NSCLC Ovarian PDAC VOR inhibited proliferation of cell lines with various KRAS mutations G12C, G12D, G12A, G12V G13C, G13D Q61H Wiley, SE. et al. AACR, 2021 & unpublished. Time (days) Ave tumor weight (mg) 600 500 400 100 200 300 0 0 2 4 6 8 10 12 14 1800 1600 1400 1200 1000 800 600 400 200 0 0 2 4 6 Time (days) Ave tumor weight (mg) 8 10 12 Control VOR 100 mg/kg VOR 50 mg/kg VOR 200 mg/kg 6000 5000 4000 3000 2000 1000 0 0 2 4 6 Time (days) Ave tumor weight (mg) 8 10 12 Control VOR 100 mg/kg VOR 50 mg/kg VOR 200 mg/kg Control VOR 100 mg/kg VOR 200 mg/kg HCT-116 (CRC, KRAS G13D) SW-480 (CRC, KRAS G12V) H460 (NSCLC, KRAS Q61H) Voruciclib Inhibits KRAS Mutant Cell Lines In Vitro and In Vivo in Xenograft Mice 54

Synergy of CDK9 Inhibition with Direct KRAS Inhibitors

Voruciclib Synergizes with Sotorasib in an *In Vivo* MIA Paca-2 Tumor Model



Con
40X
VOR
SOTO
Combo

Representative IHC images of DAPI and H&E staining in a Murine Xenograph Model

Cell death around each microinjection site measured by nuclear condensation and fragmentation

Voruciclib Synergizes With *Kras* G12c Inhibitors *In Vitro*

Cell Line	*KRAS* mut	Sensitivity to G12C Inhibitors	Synergy Scores: Voruciclib + Sotorasib	Synergy Scores: Voruciclib + Adagrasib
NCI-H23	G12C	High		
HCC1171	G12C	High		
MIA Paca-2	G12C	High		
SW837	G12C	Moderate - High		
NCI-H2030	G12C	High		
Calu-1	G12C	Moderate - High		
HCC-44	G12C	Moderate - High		
NCI-H1373	G12C	Moderate - High		
NCI-H358	G12C	High		
NCI-H1792	G12C	Moderate - High		
KYSE-410	G12C	Low - High		
Panc 04.03	G12D	Low		
Gp2D	G12D	Low		
LS-513	G12D	Low - Moderate		
AsPC-1	G12D	Low		
HPAF-II	G12D	Low		
TOV-21G	G13C	Low		

Non-small cell lung cancer cell lines
Pancreatic adenocarcinoma cell lines
Colorectal cancer cell lines
Esophageal cancer cell line
Ovarian cell line

Low Moderate High

MEIPharma

Wiley, SE. et al. AACR, 2021.

55

Voruciclib Presents a Strong Value Proposition as the Only Oral CDK9 Inhibitor in Clinical Development in Combination with Venetoclax in AML Estimated R&D costs Stage 1a: ~$1.2M 16 patients Evaluate 200 mg only Readout December 2024 Stage 1b: ~$1.1M 16 patients Evaluate 250 mg Readout March 2025 Stage 2: ~$2.4M 24 patients Dose 200 or 250 mg Readout December 2025 TOTAL: ~ $4.7M to complete Phase 1 and Phase 2 studies with ~56 patients by YE2025 Investment rationale Opportunity to continue ongoing Phase 1 study (16-32 patients) to value inflection point by YE2024 and Phase 2 study (24 patients) in CY2025 for modest investment Initial focus on R/R AML Significant medical need in large number of patients Mutation agnostic therapy with potential to address >50% of AML patients Clear and efficient path to marketing approval Voruciclib plus venetoclax Durable responses observed in patients with R/R AML after venetoclax failure On target effect observed on Mcl-1 and RNA Pol II Life cycle management Market and scientific rationale to move to 1L AML Utility where venetoclax is approved/used in other hematologic indications Potential to address several solid tumors associated with MYC overexpression

Voruciclib: An Oral CDK9 Inhibitor for AML and Other Malignancies July 2024